CERTAIN CONFIDENTIAL PORTIONS HAVE BEEN REDACTED FROM THIS EXHIBIT BECAUSE THEY ARE BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT HAS BEEN OMITTED HAD BEEN IDENTIFIED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK "[***]".

Supplemental Agreement No. 24

to

Purchase Agreement No. 3866

between

The Boeing Company

and

Alaska Airlines, Inc.

Relating to Boeing Models 737-8, 737-9, and 737-10 Aircraft

    THIS SUPPLEMENTAL AGREEMENT NO. 24 (SA-24), entered into as of June 25, 2024, is by and between THE BOEING COMPANY (Boeing) and ALASKA AIRLINES, INC. (Customer) (Boeing and Customer collectively, Parties). All capitalized terms used but not defined herein shall have the same meaning as in the Purchase Agreement.

    WHEREAS, the Parties hereto entered into Purchase Agreement No. 3866 dated October 10, 2012 (as amended and supplemented, Purchase Agreement) relating to, among other things, Boeing model 737-8 aircraft (737-8 Aircraft), Boeing model 737-9 aircraft (737-9 Aircraft) and Boeing model 737-10 aircraft (737-10 Aircraft), (collectively, Aircraft); and

WHEREAS, Customer and Boeing have agreed to update and amend the Purchase Agreement to purchase (1) incremental 737-10 Aircraft.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the Parties agree to amend the Purchase Agreement as follows:

1.Table of Contents
▪    The “Table of Contents” in the Purchase Agreement is hereby deleted in its entirety and replaced with the revised Table of Contents, attached hereto and incorporated into the Purchase Agreement, to reflect the changes made in this SA-24.

BOEING PROPRIETARY

2.Tables and Supplemental Exhibits.
▪The Tables and Supplemental Exhibits in the Purchase Agreement are amended as set forth, to incorporate and reflect the changes made in this SA-24.
1.1A new Table [ * * * ] “Incremental 737-10 Aircraft” attached hereto is incorporated into the Purchase Agreement to reflect the addition of one (1) incremental 737-10 Aircraft and references this SA-24.
1.2Supplemental Exhibit [ * * * ] in the Purchase Agreement, entitled “Buyer Furnished Equipment Variables,” is hereby deleted in its entirety and replaced with the revised Supplemental Exhibit [ * * * ], attached hereto and incorporated into the Purchase Agreement.
1.3Supplemental Exhibit [ * * * ] in the Purchase Agreement, entitled “Engine Escalation Engine Warranty and Patent Indemnity,” is hereby deleted in its entirety and replaced with the revised Supplemental Exhibit [ * * * ], attached hereto and incorporated into the Purchase Agreement.
2.1Exhibit A-9 in the Purchase Agreement, entitled “Aircraft Configuration 737-10 is hereby deleted in its entirety and replaced with a revised Exhibit A-9 attached hereto.
3.Letter Agreement.
3.1Letter Agreement [ * * * ], entitled “Seller Purchased Equipment,” is hereby deleted in its entirety and replaced with a revised Letter Agreement [ * * * ], attached hereto, to incorporate 737-10 aircraft.
3.2Letter Agreement [ * * * ], entitled “Demonstration Flight Waiver,” is hereby deleted in its entirety and replaced with a revised Letter Agreement [ * * * ], attached hereto, to incorporate 737-10 aircraft.
3.3Letter Agreement [ * * * ], entitled “AGTA Matters,” is hereby deleted in its entirety and replaced with a revised Letter Agreement [ * * * ], attached hereto, to incorporate 737-10 aircraft.
3.4Letter Agreement [ * * * ], entitled “Special Matters” is hereby deleted in its entirety and replaced with a revised Letter Agreement [ * * * ], attached hereto, to reflect the addition of (1) incremental 737-10 Aircraft.
3.5Letter Agreement [ * * * ], entitled “Aircraft Model Substitution” is hereby deleted in its entirety and replaced with a revised Letter Agreement [ * * * ], attached hereto, to reflect substitution rights for 737-10 Aircraft.
3.6Letter Agreement [ * * * ], entitled “Liquidated Damages – Non-Excusable Delay,” is hereby deleted in its entirety and replaced with a revised Letter Agreement [ * * * ], attached hereto, [ * * * ]
P.A. 3866
ASA    Page 2
BOEING PROPRIETARY

3.7Letter Agreement [ * * * ], entitled “Extended Operations (ETOPS) Matters,” is hereby deleted in its entirety and replaced with a revised Letter Agreement [ * * * ], attached hereto, to incorporate 737-10 aircraft.
3.8Letter Agreement [ * * * ], entitled “Advance Payment Matters” is hereby deleted in its entirety and replaced with a revised Letter Agreement [ * * * ], attached hereto, to reflect the addition of one (1) incremental 737-10 Aircraft.
3.9Letter Agreement [ * * * ], entitled “Open Matters – 737-8 and 737-10 Aircraft” is hereby deleted in its entirety and replaced with a revised Letter Agreement [ * * * ], attached hereto, to reflect current configuration status related to 737-8 and 737-10 aircraft.

4.Miscellaneous.
4.1[ * * * ]
4.2[ * * * ]

EXECUTED IN DUPLICATE as of the day and year first written above and below.

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

ALASKA AIRLINES, INC.

By

Its	SVP Fleet, Revenue Products and Real Estate

P.A. 3866
ASA    Page 3
BOEING PROPRIETARY